                                                                      EXHIBIT 99

TERM SHEET
DATED JUNE 2, 2003
SUBJECT TO REVISION

CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-2
Issuer

$2,163,400,000 Asset Backed Notes, Class A
$89,350,000 Asset Backed Certificates

CAPITAL AUTO RECEIVABLES, INC.
Seller

GENERAL MOTORS ACCEPTANCE CORPORATION
Servicer


This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2003-2. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superceded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supercedes any prior or similar term sheet.

     The trust is offering the following classes of notes and certificates:


                                           Class A Notes
   --------------------------------------------------------------------------------------------
                          A-2 Notes          A-3 Notes         A-4 Notes        Certificates
   --------------------------------------------------------------------------------------------
   Principal Amount      $572,000,000     $1,086,000,000      $505,400,000       $89,350,000
   Interest Rate
   Final Scheduled          May 16,        February 15,        January 15,        January 15,
   Distribution Date         2005              2007               2009               2009

   Price to Public
   Underwriting             0.125%            0.175%             0.250%            0.350%
   Discount
   Proceeds to Seller

CREDIT ENHANCEMENT AND LIQUIDITY

o        Reserve account, with an initial deposit of $45,129,920.16.
o        The certificates are subordinated to the notes.
o The seller will retain certificates with an initial certificate balance of $911,344.19.

BARCLAYS CAPITAL
                      BANC ONE CAPITAL MARKETS, INC.
                                                        DEUTSCHE BANK SECURITIES
BEAR, STEARNS & CO. INC.
             MERRILL LYNCH & CO.
                         LEHMAN BROTHERS
                                     RBC CAPITAL MARKETS
                                                       SCOTIA CAPITAL
                                                                   TD SECURITIES

                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


WE HAVE FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO THE TRUST WITH THE SEC AND IT IS EFFECTIVE. IN CONNECTION WITH THIS OFFERING, AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION RELATED TO THIS TRANSACTION ARE FINALIZED, WE WILL FILE WITH THE SEC AN UPDATED PROSPECTUS SUPPLEMENT [AND PROSPECTUS] RELATING TO THE SECURITIES OFFERED BY THE TRUST. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST, IN ANY STATE IN WHICH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THAT STATE. A SALE OF THE SECURITIES OF THE TRUST WILL NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS TERM SHEET, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION BY YOU SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT.


YOU MAY OBTAIN A FINAL PROSPECTUS SUPPLEMENT AND A PROSPECTUS BY CONTACTING BARCLAYS CAPITAL AT (212) 412-2663, BANC ONE CAPITAL MARKETS, INC. AT (312) 732-7885 OR DEUTSCHE BANK SECURITIES AT (212) 250-7730.

                        SUMMARY OF TRANSACTION PARTIES*

                                  [FLOW CHART]

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to the prospectus supplement and the prospectus for a further description.

         SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM ACCOUNTS*

                                  [FLOW CHART]

* This chart provides only a simplified overview of the monthly flow of funds. Refer to the prospectus supplement and the prospectus for a further description.

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on May 16, 2003 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. This term sheet will be superceded by a prospectus supplement to be dated June __, 2003. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2003-2 will be the issuer of the notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association

Owner Trustee

Deutsche Bank Trust Company Delaware

THE NOTES

Class A Notes

The trust will offer the three classes of notes listed on the cover page of this term sheet.

The trust will also issue Class A-1 Notes with an initial principal amount of $755,000,000. The Class A-1 Notes will have a final scheduled distribution date of June 15, 2004. The Class A-1 Notes are not being offered under this term sheet or the prospectus supplement and will instead be sold in a private placement.

Interest Payments

o The interest rate for each class of notes will be a fixed rate, a floating rate or the combination of a fixed rate and a floating rate if that class has both a fixed rate tranche and a floating rate tranche. We refer in this term sheet to notes that bear interest at a floating rate as "floating rate notes," and to notes that bear interest at a fixed rate as "fixed rate notes."

o If the trust issues floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

o        Interest will accrue on the notes from and including the closing date.

o The trust will pay interest on the notes on the fifteenth day of each calendar month, or if that day is not a business day, the next business day, beginning on July 15, 2003. We refer to these dates as "distribution dates."

o The trust will pay interest on fixed rate notes on each distribution date based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes on each distribution date based on the actual days elapsed during the period for which interest is payable and a 360-day year.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o        Interest payments on all classes of notes will have the same priority.

Principal Payments

o The trust will pay principal on the notes monthly on each distribution date.

o The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

o Principal payments on the notes will be made in the order of priority listed below. On each distribution date, except as described below, the noteholders' portion of the amount available for payment of principal on the notes will be applied:

         (1) to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

         (2) to the Class A-2 Notes, until the Class A-2 Notes are paid in full;

         (3) to the Class A-3 Notes, until the Class A-3 Notes are paid in full; and

         (4) to the Class A-4 Notes, until the Class A-4 Notes are paid in full.

o The failure of the trust to pay any class of notes in full on or before its final scheduled distribution date will constitute an event of default.

o On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

The trust will offer the certificates listed on the cover page of this term sheet.

The seller will initially retain certificates with an initial certificate balance of $911,344.19.

Interest Payments

o The interest rate for the certificates will be a fixed rate or a floating rate, and it will be specified in the prospectus supplement.

o If the trust issues floating rate certificates, the trust will enter into an interest rate swap with a swap counterparty with respect to the certificates.

o If the certificates are fixed rate, interest will be based on a 360-day year consisting of twelve 30-day months and if the certificates are floating rate, interest will be based on the actual days elapsed during the period for which interest is payable and a 360-day year.

o The trust will pay interest on the certificates monthly on each distribution date.

o Interest will accrue on the certificates from and including the closing date.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o Interest payments on the certificates will be made on any distribution date only after interest on the notes has been paid in full for that distribution date.

Certificate Balance

o Except as described below, on the distribution date on which the Class A-1 Notes have been paid in full and on each distribution date thereafter, to the extent of available amounts, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments will be applied to make distributions on the certificate balance.

Payments Upon Acceleration

o If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions on the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE NOTES AND CERTIFICATES

When the aggregate discounted principal balance of the receivables declines to 10% or less of the initial aggregate discounted principal balance of the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables" and to the persons who financed their purchases with these contracts as "obligors." Further, when we use the term "remaining payments" on receivables as of a specific date, we mean all scheduled payments on scheduled interest receivables which are due on and after that specified date and all payments on simple interest receivables which have not been received prior to that specified date.

The receivables in the trust will be sold by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

All of the receivables to be sold to the trust were acquired by GMAC under special incentive rate financing programs.

The trust property will, subject to other specific exceptions described in the prospectus, also include:

         o the remaining payments on the receivables as of a cutoff date of May 1, 2003, and monies received with respect to those remaining payments; we refer to this date as the "cutoff date";
         o amounts held on deposit in trust accounts maintained for the trust;
         o security interests in the vehicles financed by the receivables;
         o any recourse GMAC has against the dealers from which it purchased the receivables;
         o any proceeds from claims on insurance policies covering the financed vehicles;
         o the interest rate swaps and contingent assignment, if any, described below;
         o specified rights of the seller under its purchase agreement with GMAC; and
         o all rights of the trust under the related transfer agreement with the seller.

The initial aggregate discounted principal balance of the receivables to be sold to the trust, which is the present value of all remaining payments as of the cutoff date, discounted at 7.00%, was $3,008,661,344.19.

PRIORITY OF DISTRIBUTIONS

The trust will distribute available funds in the following order of priority:

         o        servicing fee payments to the servicer;
         o net amount payable, if any, to the swap counterparty, other than swap termination amounts;
         o        interest on the notes and any swap termination amounts;
         o        interest on the certificates;
         o        principal on the notes;
         o        distributions on the certificate balance; and
         o        deposits into the reserve account.

If an event of default occurs and the notes are accelerated, the trust will pay each class of notes, on a pro rata basis, before making any interest payments on the certificates or any distributions on the certificate balance until the notes are paid in full or all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

On the closing date, the seller will deposit $45,129,920.16 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date.

To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the notes and the certificates, the amount deposited in the reserve account provides an additional source of funds.

On any distribution date, if the amount in the reserve account exceeds the specified reserve account balance, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

If the trust issues one or more classes or tranches of floating rate notes or certificates, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes or certificates.

Under each interest rate swap, on the business day prior to each distribution date, the trust will be obligated to pay the swap counterparty a fixed interest rate and the swap counterparty will be obligated to pay the trust a floating interest rate of LIBOR plus an applicable spread. For each swap, the notional amount will equal the outstanding principal balance of the related class or tranche of floating rate notes or certificates.

SERVICING FEES

The trust will pay the servicer a monthly 1% per annum basic servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on the trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus that will be subordinated to all payments on the notes and the certificates.

TAX STATUS

Kirkland & Ellis, special tax counsel, will deliver its opinion that:

         o the notes will be characterized as indebtedness for federal income tax purposes, and

         o the trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but instead will be classified as a partnership for federal income tax purposes.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

Each certificateholder, by acceptance of a certificate, will agree to treat the certificates as equity interests in a partnership for federal, state and local income and franchise tax purposes.

Purchasers of certificates who are tax exempt investors should be aware that income from the certificates would constitute debt-financed income taxable as unrelated business taxable income.

ERISA CONSIDERATIONS

Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the notes or the certificates. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes or the certificates.

RATINGS

We will not issue the notes offered hereby unless they are rated in the highest rating category for long-term obligations by at least one nationally recognized rating agency.

We will not issue the certificates offered hereby unless they are rated at least in the "A" category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

BEFORE MAKING AN INVESTMENT DECISION, YOU SHOULD CONSIDER THE FACTORS THAT ARE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

                              THE RECEIVABLES POOL

CRITERIA APPLICABLE TO THE SELECTION OF RECEIVABLES

         The receivables to be sold to the trust were selected from GMAC's portfolio based on several criteria, including that each receivable:

         o        is secured by a new car or light truck;

         o is a scheduled interest receivable or a simple interest receivable;

         o        was originated in the United States;

         o provides for level monthly payments that may vary from one another by no more than $5;

         o will amortize the amount financed over its original term to maturity;

         o        has been acquired by GMAC in the ordinary course of business;

         o        has a first payment due date on or after November 1, 1998;

         o        was originated on or after September 1, 1998;

         o        has an original term of 6 to 60 months;

         o        has a remaining term of not less than 6 months;

         o has been acquired by GMAC under one of its special incentive rate financing programs designed to encourage purchases of new General Motors vehicles; and

         o as of the cutoff date, the receivable was not considered past due; that is, the payments due on that receivable in excess of $25 have been received within 30 days of the payment date.

         Scheduled interest receivables represent 10% of the aggregate amount financed as of the cutoff date. The balance of the receivables are simple interest receivables. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the cutoff date.

         The following tables describe the receivables pool as of the cutoff date:

                       COMPOSITION OF THE RECEIVABLES POOL

     Weighted Average Annual Percentage Rate of Receivables.................      1.40%
     Aggregate Amount Financed..............................................      $3,340,006,891.76
     Number of Contracts in Pool............................................      154,686
     Average Amount Financed................................................      $21,592.17
     Weighted Average Original Maturity.....................................      53.98 months
     Weighted Average Remaining Maturity (Range)............................      45.99 months (6 to 60 months)

         The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.

         DISTRIBUTION OF THE RECEIVABLES POOL BY ANNUAL PERCENTAGE RATE


                                                                                                     PERCENTAGE
        ANNUAL PERCENTAGE                    NUMBER OF                   AGGREGATE                  OF AGGREGATE
            RATE RANGE                       CONTRACTS                AMOUNT FINANCED              AMOUNT FINANCED
            ----------                       ---------                ---------------              ---------------
          0.00% to 1.00%                      97,741                  $2,163,363,936                      64.77%
          1.01% to 2.00%                       4,333                     $75,518,815                       2.26%
          2.01% to 3.00%                      17,753                    $412,918,269                      12.36%
          3.01% to 4.00%                      16,056                    $379,000,456                      11.35%
          4.01% to 5.00%                       6,681                    $109,680,245                       3.28%
          5.01% to 6.00%                      10,570                    $177,316,884                       5.31%
          6.01% to 7.00%                       1,552                     $22,208,287                       0.67%
                                            ---------                 --------------                 ------------
                    TOTAL                    154,686                  $3,340,006,892                     100.00%
                                            =========                 ==============                 ============

                  DISTRIBUTION OF THE RECEIVABLES POOL BY STATE

         The pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.12% of the aggregate amount financed. The following breakdown by state is based on the billing addresses of the obligors on the receivables:


                                          PERCENTAGE OF
                                            AGGREGATE
STATE                                    AMOUNT FINANCED
-----                                    ---------------
California..........................          13.91%
Texas...............................          13.63%
Michigan............................           8.17%
Florida.............................           7.11%

                                  THE SERVICER

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC's experience for:

         o        delinquencies,

         o        repossessions, and

         o        net losses.

         Fluctuations in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

         o        competition for obligors,

         o        the supply and demand for automobiles and light trucks,

         o        consumer debt burden per household, and

         o        personal bankruptcies.

         For calendar years 2000 through 2002, and for the first calendar quarter of each of 2002 and 2003, delinquencies and repossessions have remained at relatively stable levels, indicating that the frequency of defaults and repossessions is not increasing. However, over the same period, net losses have steadily increased, which indicates that losses per repossessed vehicle have increased. The servicer believes that this trend is a function of an overall decline in used vehicle prices. Weaker used vehicle prices increase the loss per occurrence as the servicer realizes less upon repossession and disposal of defaulted receivables.

         The credit enhancement for the trust has been designed to mitigate the impact to noteholders of increases in delinquencies, repossessions and net losses.

         There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.

                                                           THREE MONTHS
                                                          ENDED MARCH 31            YEAR ENDED DECEMBER 31
                                                        ------------------      -----------------------------
              NEW AND USED VEHICLE CONTRACTS             2003        2002        2002        2001       2000
       --------------------------------------------     ------      ------      ------      ------     ------
       Total Retail Contracts Outstanding at End
       of the Period (in thousands).................    4,826       4,355       4,795       4,179      3,412

       Average Daily Delinquency
          31-60 Days................................     1.84%       1.94%       1.82%       1.95%      1.92%
          61-90 Days................................     0.21%       0.21%       0.20%       0.19%      0.15%
          91 Days or More...........................     0.03%       0.03%       0.02%       0.02%      0.01%

       Repossessions as a Percent of Average
       Number of Contracts Outstanding..............     1.96%       1.99%       1.86%       1.92%      1.84%

       Net Losses as a Percent of Liquidations......     1.81%       1.59%       1.55%       1.42%      1.16%

       Net Losses as a Percent of Average
       Receivables..................................     0.87%       0.76%       0.74%       0.71%      0.58%

         The servicer's current practice is generally to write off receivables that are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income, and "Repossessions as a Percent of Average Number of Contracts Outstanding" and "Net Losses as a Percent of Average Receivables" for the three months ended March 31, 2003 and 2002 are reported as annualized rates.

               WEIGHTED AVERAGE LIFE OF THE NOTES AND CERTIFICATES

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the weighted average life of each class of notes and the certificates, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

         As the rate of payment of principal of each class of notes and distributions on the certificate balance will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of classes of notes and the certificates could occur significantly earlier than the final scheduled distribution date for that class of notes or the certificates. Reinvestment risk associated with early payment of the notes and the certificates will be borne exclusively by the noteholders or certificateholders, as applicable.

         The tables below under the heading "Percent of Initial Note Principal Balance Outstanding and Certificate Balance Outstanding at Various ABS Percentages" have been prepared on the basis of indicated ABS percentages. The indicated ABS percentages have been applied to a pool of uniform receivables with aggregate remaining payments in each month, measured as of the cutoff date, equal to those of the pool of receivables owned by the trust. The table below under the heading "Schedule of Remaining Payments by Month" sets forth, as of the cutoff date, the remaining payments in each month on the pool of receivables owned by the trust. The initial aggregate discounted present value of these remaining payments, using a discount rate of 7.00%, is equal to $3,008,661,344.19.

         In addition, the following assumptions have been used in preparing the tables below:

         1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

         2. each payment on the receivables is made on the last day of each month and each month has 30 days;

         3. payments on the notes and certificates are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month), commencing July 15, 2003;

         4. the balance in the reserve account on each distribution date is equal to the specified reserve account balance;

         5. except as indicated in the following tables, the servicer exercises its option to purchase the receivables on the first available date;

         6. the basic servicing fee is paid monthly and equals 1% per annum; and

         7.       the closing date occurs on June 11, 2003.

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes and the certificates.

         The following tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and certificate balance of the certificates that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

    PERCENT OF INITIAL NOTE PRINCIPAL AND CERTIFICATE BALANCE OUTSTANDING AT
                            VARIOUS ABS PERCENTAGES

         The weighted average life of a class of notes or the certificates as set forth in each of the tables below is determined by (a) multiplying the amount of each principal payment on a note of that class or on the certificates by the number of years from the date of the issuance of the related note or certificate to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note or initial certificate balance of the certificates, as applicable. The calculation in the row in each of the tables below labeled "Weighted Average Life (Years) to call" assumes that the servicer exercises its option to purchase the receivables. The calculation in the row in each of the tables listed below labeled "Weighted Average Life (Years) to maturity" assumes that the servicer does not exercise its option to purchase the receivables.

                        PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING -- CLASS A-2 NOTES
----------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION DATE              0.00%          0.50%         0.80%         1.00%          1.25%        1.50%
------------------------------------    -------        -------       -------       -------        -------      -------
                  Closing Date           100.00         100.00        100.00        100.00         100.00       100.00
                    07/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    08/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    09/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    10/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    11/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    12/15/2003           100.00         100.00        100.00        100.00         100.00       100.00
                    01/15/2004           100.00         100.00        100.00        100.00         100.00        96.03
                    02/15/2004           100.00         100.00        100.00         99.14          89.16        78.72
                    03/15/2004           100.00         100.00         92.49         84.10          73.19        61.78
                    04/15/2004           100.00          91.36         78.34         69.29          57.51        45.21
                    05/15/2004            99.92          78.26         64.37         54.71          42.15        29.02
                    06/15/2004            88.15          65.26         50.58         40.37          27.09        13.21
                    07/15/2004            76.35          52.35         36.96         26.25          12.33         0.00
                    08/15/2004            64.52          39.53         23.51         12.36           0.00         0.00
                    09/15/2004            52.66          26.81         10.24          0.00           0.00         0.00
                    10/15/2004            40.79          14.20          0.00          0.00           0.00         0.00
                    11/15/2004            28.89           1.70          0.00          0.00           0.00         0.00
                    12/15/2004            17.04           0.00          0.00          0.00           0.00         0.00
                    01/15/2005             5.66           0.00          0.00          0.00           0.00         0.00
                    02/15/2005             0.00           0.00          0.00          0.00           0.00         0.00
Weighted Average Life (Years)
to call....................                1.32           1.15          1.06          1.00           0.93         0.86
Weighted Average Life (Years)
to maturity................                1.32           1.15          1.06          1.00           0.93         0.86

                      PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING -- CLASS A-3 NOTES
----------------------------------------------------------------------------------------------------------------------
        DISTRIBUTION DATE                0.00%          0.50%         0.80%         1.00%          1.25%        1.50%
------------------------------------    -------        -------       -------       -------        -------      -------
                   Closing Date          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     08/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     09/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     10/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     11/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     12/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     01/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     02/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     03/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     04/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     05/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     06/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2004          100.00         100.00        100.00        100.00         100.00        98.83
                     08/15/2004          100.00         100.00        100.00        100.00          98.88        90.90
                     09/15/2004          100.00         100.00        100.00         99.32          91.43        83.18
                     10/15/2004          100.00         100.00         98.50         92.26          84.14        75.66
                     11/15/2004          100.00         100.00         91.71         85.33          77.02        68.34
                     12/15/2004          100.00          94.39         85.05         78.55          70.10        61.26
                     01/15/2005          100.00          88.18         78.70         72.10          63.52        54.56
                     02/15/2005           97.30          82.32         72.72         66.03          57.35        48.27
                     03/15/2005           91.89          76.75         67.04         60.29          51.52        42.34
                     04/15/2005           86.61          71.35         61.57         54.77          45.92        36.68
                     05/15/2005           81.32          66.00         56.18         49.35          40.47        31.19
                     06/15/2005           76.06          60.73         50.91         44.08          35.19        25.90
                     07/15/2005           70.85          55.56         45.76         38.95          30.09        20.82
                     08/15/2005           65.66          50.46         40.73         33.95          25.14        15.93
                     09/15/2005           60.48          45.43         35.79         29.07          20.35        11.23
                     10/15/2005           55.34          40.48         30.96         24.33          15.72         6.71
                     11/15/2005           50.22          35.60         26.24         19.72          11.25         2.39
                     12/15/2005           45.21          30.87         21.68         15.29           6.98         0.00
                     01/15/2006           40.44          26.40         17.40         11.13           2.99         0.00
                     02/15/2006           35.86          22.12         13.32          7.20           0.00         0.00
                     03/15/2006           31.42          18.02          9.43          3.45           0.00         0.00
                     04/15/2006           27.09          14.05          5.69          0.00           0.00         0.00
                     05/15/2006           22.86          10.21          2.10          0.00           0.00         0.00
                     06/15/2006           18.71           6.48          0.00          0.00           0.00         0.00
                     07/15/2006           14.57           2.79          0.00          0.00           0.00         0.00
                     08/15/2006           10.44           0.00          0.00          0.00           0.00         0.00
                     09/15/2006            6.33           0.00          0.00          0.00           0.00         0.00
                     10/15/2006            2.26           0.00          0.00          0.00           0.00         0.00
                     11/15/2006            0.00           0.00          0.00          0.00           0.00         0.00
Weighted Average Life (Years) to
call............................           2.50           2.26          2.10          2.00           1.87         1.74
Weighted Average Life (Years) to
maturity........................           2.50           2.26          2.10          2.00           1.87         1.74

                     PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING -- CLASS A-4 NOTES
----------------------------------------------------------------------------------------------------------------------
        DISTRIBUTION DATE                0.00%          0.50%         0.80%         1.00%          1.25%        1.50%
------------------------------------    -------        -------       -------       -------        -------      -------
                   Closing Date          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     08/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     09/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     10/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     11/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     12/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     01/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     02/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     03/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     04/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     05/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     06/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     08/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     09/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     10/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     11/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     12/15/2004          100.00         100.00        100.00        100.00         100.00       100.00
                     01/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     02/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     03/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     04/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     05/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     06/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     08/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     09/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     10/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     11/15/2005          100.00         100.00        100.00        100.00         100.00       100.00
                     12/15/2005          100.00         100.00        100.00        100.00         100.00        96.33
                     01/15/2006          100.00         100.00        100.00        100.00         100.00        88.14
                     02/15/2006          100.00         100.00        100.00        100.00          98.36        80.48
                     03/15/2006          100.00         100.00        100.00        100.00          90.73        73.28
                     04/15/2006          100.00         100.00        100.00         99.74          83.50        66.52
                     05/15/2006          100.00         100.00        100.00         92.40          76.64        60.16
                     06/15/2006          100.00         100.00         97.06         85.34          70.10         0.00
                     07/15/2006          100.00         100.00         89.78         78.49          63.83         0.00
                     08/15/2006          100.00          98.20         82.66         71.86          57.81         0.00
                     09/15/2006          100.00          90.53         75.74         65.45           0.00         0.00
                     10/15/2006          100.00          83.00         69.00         59.26           0.00         0.00
                     11/15/2006           96.14          75.61         62.45          0.00           0.00         0.00
                     12/15/2006           87.59          68.43          0.00          0.00           0.00         0.00
                     01/15/2007           79.57          61.75          0.00          0.00           0.00         0.00
                     02/15/2007           71.93           0.00          0.00          0.00           0.00         0.00
                     03/15/2007           64.44           0.00          0.00          0.00           0.00         0.00
                     04/15/2007            0.00           0.00          0.00          0.00           0.00         0.00
Weighted Average Life (Years) to
call............................           3.76           3.58          3.41          3.30           3.13         2.90
Weighted Average Life (Years) to
maturity........................           4.01           3.85          3.71          3.60           3.42         3.21

                              PERCENT OF THE INITIAL CERTIFICATE BALANCE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
        DISTRIBUTION DATE                0.00%          0.50%         0.80%         1.00%          1.25%        1.50%
------------------------------------    -------        -------       -------       -------        -------      -------
                   Closing Date          100.00         100.00        100.00        100.00         100.00       100.00
                     07/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     08/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     09/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     10/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     11/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     12/15/2003          100.00         100.00        100.00        100.00         100.00       100.00
                     01/15/2004          100.00         100.00        100.00        100.00         100.00        98.95
                     02/15/2004          100.00         100.00        100.00         99.77          97.13        94.37
                     03/15/2004          100.00         100.00         98.02         95.80          92.91        89.89
                     04/15/2004          100.00          97.72         94.27         91.88          88.77        85.51
                     05/15/2004           99.98          94.25         90.58         88.03          84.70        81.23
                     06/15/2004           96.87          90.81         86.93         84.23          80.72        77.05
                     07/15/2004           93.75          87.40         83.33         80.50          76.82        72.97
                     08/15/2004           90.62          84.01         79.78         76.83          73.00        68.99
                     09/15/2004           87.48          80.65         76.27         73.22          69.26        65.12
                     10/15/2004           84.34          77.32         72.81         69.68          65.60        61.34
                     11/15/2004           81.20          74.01         69.40         66.19          62.03        57.67
                     12/15/2004           78.06          70.75         66.05         62.79          58.55        54.11
                     01/15/2005           75.06          67.63         62.87         59.55          55.25        50.75
                     02/15/2005           72.21          64.69         59.86         56.51          52.15        47.59
                     03/15/2005           69.49          61.89         57.02         53.63          49.22        44.62
                     04/15/2005           66.84          59.18         54.27         50.85          46.41        41.77
                     05/15/2005           64.18          56.49         51.56         48.14          43.68        39.02
                     06/15/2005           61.54          53.85         48.92         45.49          41.03        36.37
                     07/15/2005           58.92          51.25         46.33         42.91          38.46        33.81
                     08/15/2005           56.32          48.69         43.81         40.40          35.98        31.36
                     09/15/2005           53.72          46.17         41.33         37.96          33.58        29.00
                     10/15/2005           51.14          43.68         38.90         35.57          31.25        26.73
                     11/15/2005           48.57          41.23         36.53         33.26          29.01        24.56
                     12/15/2005           46.05          38.86         34.25         31.04          26.86        22.50
                     01/15/2006           43.66          36.61         32.09         28.95          24.86        20.59
                     02/15/2006           41.36          34.47         30.05         26.97          22.98        18.80
                     03/15/2006           39.13          32.41         28.09         25.10          21.20        17.12
                     04/15/2006           36.96          30.42         26.22         23.30          19.51        15.54
                     05/15/2006           34.84          28.49         24.42         21.59          17.90        14.05
                     06/15/2006           32.75          26.61         22.68         19.94          16.38         0.00
                     07/15/2006           30.67          24.76         20.97         18.34          14.91         0.00
                     08/15/2006           28.60          22.94         19.31         16.79          13.51         0.00
                     09/15/2006           26.54          21.15         17.69         15.29           0.00         0.00
                     10/15/2006           24.49          19.39         16.12         13.84           0.00         0.00
                     11/15/2006           22.46          17.66         14.59          0.00           0.00         0.00
                     12/15/2006           20.46          15.99          0.00          0.00           0.00         0.00
                     01/15/2007           18.59          14.42          0.00          0.00           0.00         0.00
                     02/15/2007           16.80           0.00          0.00          0.00           0.00         0.00
                     03/15/2007           15.05           0.00          0.00          0.00           0.00         0.00
                     04/15/2007            0.00           0.00          0.00          0.00           0.00         0.00
Weighted Average Life (Years) to
call............................           2.49           2.27          2.13          2.04           1.91         1.78
Weighted Average Life (Years) to
maturity........................           2.54           2.34          2.20          2.11           1.98         1.85

                     SCHEDULE OF REMAINING PAYMENTS BY MONTH

    COLLECTION PERIOD                         SCHEDULED PAYMENTS
-------------------------                   ----------------------
May 2003                                         84,455,548.44
June 2003                                        84,455,548.44
July 2003                                        84,455,548.44
August 2003                                      84,455,548.44
September 2003                                   84,454,483.02
October 2003                                     84,437,561.21
November 2003                                    84,362,888.90
December 2003                                    84,243,218.76
January 2004                                     84,045,285.65
February 2004                                    83,802,122.56
March 2004                                       83,522,231.27
April 2004                                       83,268,189.81
May 2004                                         83,050,777.85
June 2004                                        82,831,866.78
July 2004                                        82,554,191.69
August 2004                                      82,286,639.96
September 2004                                   81,984,530.13
October 2004                                     81,287,038.59
November 2004                                    78,080,283.65
December 2004                                    74,070,200.50
January 2005                                     70,735,866.48
February 2005                                    68,921,380.40
March 2005                                       68,620,591.09
April 2005                                       67,935,347.32
May 2005                                         67,058,145.60
June 2005                                        66,425,765.21
July 2005                                        65,951,810.59
August 2005                                      65,300,075.48
September 2005                                   64,622,407.60
October 2005                                     63,083,784.06
November 2005                                    59,956,054.39
December 2005                                    57,606,466.87
January 2006                                     55,678,051.33
February 2006                                    54,077,706.00
March 2006                                       52,658,245.78
April 2006                                       51,586,882.79
May 2006                                         51,187,705.80
June 2006                                        50,742,069.18
July 2006                                        50,177,264.80
August 2006                                      49,624,136.48
September 2006                                   49,056,363.55
October 2006                                     47,962,084.04
November 2006                                    44,954,256.47
December 2006                                    42,630,298.54
January 2007                                     41,650,704.61
February 2007                                    40,616,263.38
March 2007                                       38,958,582.62
April 2007                                       37,602,280.36
May 2007                                         36,718,803.05
June 2007                                        35,864,947.06
July 2007                                        34,675,552.08
August 2007                                      30,790,380.54
September 2007                                   24,993,020.81
October 2007                                     19,794,213.98
November 2007                                    15,411,229.10
December 2007                                    12,957,702.93
January 2008                                     10,169,506.57
February 2008                                     7,114,082.69
March 2008                                        4,173,265.39
April 2008                                          444,393.15